Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	"Honeywell International, Inc."

		Title of Security	HON 2.50%  2026

		Date of First Offering	10/24/2016

		Amount of Total Offering	"$1,500,000,000"

		Unit Price	 $99.64

		Underwriting Spread or Commission	0.45%

		Maturity Date	11/1/2026

		Total Par Value of Bonds Purchased	" 115,000 "

		Dollar Amount of Purchases	" $114,586 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.008%

		Percentage of Portfolio Assets
		Applied to Purchase	0.005%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Deutsche Bank Securities

		Underwriting Syndicate Members	"Deutsche Bank Securities,

JPMorgan, Morgan Stanley, Wells Fargo Securities, BoFA Merrill Lynch, Barclays, Citigroup, Goldman, Sachs & Co., BBVA, BNP Paribas, HSBC, ICBC, Mizuho Securities, RBC Capital Markets, RBS, Societe Generale, SMBC Nikko, Standard Chartered Bank, TD Securities, US Bancorp, The Williams Capital Group, L.P."


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Mondelez International Holdings

		Title of Security	MDLZ 2.00% 2021

		Date of First Offering	10/19/2016

		Amount of Total Offering	"$1,500,000,000"

		Unit Price	$99.631

		Underwriting Spread or Commission	0.35

		Maturity Date	10/28/2021

		Total Par Value of Bonds Purchased	" 200,000 "

		Dollar Amount of Purchases	" $199,262 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.013%

		Percentage of Portfolio Assets
		Applied to Purchase	0.090%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	"Mizuho Securities USA, Inc."

		Underwriting Syndicate Members	"Bank of America Merrill Lynch,
Credit Suisse, Goldman Sachs, HSBC, JPMorgan Mizuho Securities, MUFG"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Phillips 66 Partners LP

		Title of Security	PSXP 4.90%  2046

		Date of First Offering	10/11/2016

		Amount of Total Offering	"$625,000,000"

		Unit Price	 $99.303

		Underwriting Spread or Commission	0.88%

		Maturity Date	10/1/2046

		Total Par Value of Bonds Purchased	" 20,000 "

		Dollar Amount of Purchases	" $19,861 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.003%

		Percentage of Portfolio Assets
		Applied to Purchase	0.0009%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Credit Suisse Securities

		Underwriting Syndicate Members	"JPMorgan, Credit suisse, Goldman,
Sachs & Co., Mizuho Securities, BNP Paribas, BofA Merrill Lynch, Citigroup,
 Deutsche Bank Securities, DNB Markets, MUFG, Socitabank, TD Securities,
Barclays, RBC Capital Markets, Commerzbank, HSBC, PNC Capital Markets LLC,
 SMBC Nikko, SunTrust Robinson Humphrey, The Williams Capital Group, L.P.,
US Bancorp, Wells Fargo Securities"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Spectera Energy Partners

		Title of Security	SEP 3.375%  2026

		Date of First Offering	10/5/2016

		Amount of Total Offering	" $600,000,000 "

		Unit Price	 $99.87

		Underwriting Spread or Commission	0.65%

		Maturity Date	10/15/2026

		Total Par Value of Bonds Purchased	" 25,000 "

		Dollar Amount of Purchases	" $24,966 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.004%

		Percentage of Portfolio Assets
		Applied to Purchase	0.011%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Morgan Stanley and Company

		Underwriting Syndicate Members	"JPMorgan, BofA Merrill Lynch, Mizuho
Securities, Morgan Stanley, Deutsche Bank Securities, MUFG, SMBC Nikko,
SunTrust Robinson Humphrey, Wells Fargo Securities, Barclays, Drexel Hamilton,
Goldman, Sachs & Co."


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Sprint Spectrum/SPEC

		Title of Security	SPRINTS 3.36%  2021

		Date of First Offering	10/20/2016

		Amount of Total Offering	"$3,500,000,000"

		Unit Price	 $100.00

		Underwriting Spread or Commission	1.00%

		Maturity Date	9/20/2021

		Total Par Value of Bonds Purchased	" 200,000 "

		Dollar Amount of Purchases	" $199,997 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.006%

		Percentage of Portfolio Assets
		Applied to Purchase	0.090%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Golman Sachs and Co.

		Underwriting Syndicate Members	"Goldman Sachs, JPMorgan, Mizuho Securities"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	"Analog Devices, Inc."

		Title of Security	ADI 3.50%  2026

		Date of First Offering	11/30/2016

		Amount of Total Offering	" $900,000,000 "

		Unit Price	 $99.366

		Underwriting Spread or Commission	0.65%

		Maturity Date	12/5/2026

		Total Par Value of Bonds Purchased	" 85,000 "

		Dollar Amount of Purchases	" $84,461 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.009%

		Percentage of Portfolio Assets
		Applied to Purchase	0.037%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Credit Suisse Securities LLC

		Underwriting Syndicate Members	"JPMorgan, BofA Merrill Lynch, Credit
 Suisse, MUFG, BMO Capital Markets, BNY Mellon Capital Markets, LLC, PNC
Capital Markets LLC, SMBC Nikko, TD Securities, Wells Fargo Securities,
 Deutsche Bank Securities, Fifth Third Securities, HSBC"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Arch Capital Finance LLC

		Title of Security	ACGL 5.031% 2046

		Date of First Offering	11/29/2016

		Amount of Total Offering	"$450,000,000"

		Unit Price	 $100.000

		Underwriting Spread or Commission	0.88%

		Maturity Date	12/15/2046

		Total Par Value of Bonds Purchased	" 15,000 "

		Dollar Amount of Purchases	" $15,000 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.003%

		Percentage of Portfolio Assets
		Applied to Purchase	0.007%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Credit Suisse Securities LLC

		Underwriting Syndicate Members	"Credit Suisse, Barclays, JPMorgan,
Lloyds Securities, BofA Merrill Lynch, US Bancorp, Wells Fargo, BMO Capital
 Markets"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Westpac Banking Corp.

		Title of Security	WSTP  4.32% 2031

		Date of First Offering	11/15/2016

		Amount of Total Offering	"$1,500,000,000"

		Unit Price	 $100.000

		Underwriting Spread or Commission	0.45%

		Maturity Date	11/23/2031

		Total Par Value of Bonds Purchased	" 65,000 "

		Dollar Amount of Purchases	" $65,000 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.004%

		Percentage of Portfolio Assets
		Applied to Purchase	0.029%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Citigroup Global Markets

		Underwriting Syndicate Members	"BofA Merrill Lynch, Citigroup,
 JPMorgan, Morgan Stanley"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Petroleos Mexicanos

		Title of Security	PEMEX 4.61% 2022

		Date of First Offering	12/6/2016

		Amount of Total Offering	"$1,000,000,000"

		Unit Price	 $100.000

		Underwriting Spread or Commission	0.14%

		Maturity Date	3/11/2022

		Total Par Value of Bonds Purchased	" 169,000 "

		Dollar Amount of Purchases	" $169,000 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.002%

		Percentage of Portfolio Assets
		Applied to Purchase	0.074%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Citigroup Global Markets

		Underwriting Syndicate Members	"Citigroup Global Markets, JPMorgan,
Merrill Lynch, Mizuho, Morgan Stanley"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Microsoft Corp.

		Title of Security	MSFT 3.70%  2046

		Date of First Offering	8/1/2016

		Amount of Total Offering	" $4,500,000,000 "

		Unit Price	 $99.515

		Underwriting Spread or Commission	0.75%

		Maturity Date	8/8/2046

		Total Par Value of Bonds Purchased	" 45,000 "

		Dollar Amount of Purchases	"$44,782"

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.001%

		Percentage of Portfolio Assets
		Applied to Purchase	0.820%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	BofA Merrill Lynch

		Underwriting Syndicate Members	"BofA Merrill Lynch, JPMorgan, Wells
Fargo Securities, Barclays, Citigroup, Goldman, Sachs & Co., HSBC, US Bancorp,
Academy Securities, Blaylock Beal Van, LLC, CastleOak Securities, L.P., C.L.
King & Associates, CAVU Securities, LLC, Drexel Hamilton, Lebenthal Capital
Markets, Loop Capital Markets, MFR Securities, Inc., Mischler Financial Group,
 Inc., Ramirez & Co., Inc., Siebert Brandford Shank & Co., L.L.C, The Williams
Capital Group, L.P."


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	KeySpan Gas East Corp.

		Title of Security	NGGLN 2.742% 2026

		Date of First Offering	8/2/2016

		Amount of Total Offering	" $700,000,000 "

		Unit Price	 $100.000

		Underwriting Spread or Commission	0.40%

		Maturity Date	8/15/2026

		Total Par Value of Bonds Purchased	" 80,000 "

		Dollar Amount of Purchases	" $80,000 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.001%

		Percentage of Portfolio Assets
		Applied to Purchase	0.035%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Citigroup Global Markets

		Underwriting Syndicate Members	"Bank of New York Securities, Citigroup
 Global Markets Inc., HSBC Securities, MUFG Securities Americas Inc., HSBC
 Securities, MUFG Securities Americas Inc., TD Securities USA LLC"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Air Lease Corp.

		Title of Security	AL 3.00% 2023

		Date of First Offering	8/8/2016

		Amount of Total Offering	" $750,000,000 "

		Unit Price	 $98.658

		Underwriting Spread or Commission	0.88%

		Number of Shares Purchased	" 90,000 "

		Dollar Amount of Purchases	" 88,792 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.001%

		Percentage of Portfolio Assets
		Applied to Purchase	0.039%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	BofA Merrill Lynch

		Underwriting Syndicate Members	"BofA Merrill Lynch, Citigroup,
 JPMorgan, Mizuho Securities, BMO Capital Markets, BNP Paribas, Fifth Third Securities, Goldman, Sachs & Co., ICBC, Lloyds Securities, Morgan Stanley, MUFG, RBC Capital Markets, Santander, SunTrust Robinson Humphrey, Wells Fargo Securities"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Duke Energy Corp.

		Title of Security	DUK 2.65%  2026

		Date of First Offering	8/9/2016

		Amount of Total Offering	"$1,500,000,000"

		Unit Price	 $99.69

		Underwriting Spread or Commission	0.65%

		Maturity Date	9/1/2026

		Total Par Value of Bonds Purchased	" 30,000 "

		Dollar Amount of Purchases	" $29,908 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.020%

		Percentage of Portfolio Assets
		Applied to Purchase	0.013%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Barclays Capital Markets

		Underwriting Syndicate Members	"Barclays, Credit Suisse,
Mizuho Securities, MUFG, UBS Investment Bank, BNP Paribas, BofA Merrill Lynch,
 Citigroup, JPMorgan, Loop Capital Markets, RBC Capital Markets, Scotiabank, SunTrust Robinson Humphrey, TD Securities, US Bancorp, Wells Fargo Securities"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	"Amgen, Inc."

		Title of Security	AMGN 4.40%  2045

		Date of First Offering	8/10/2016

		Amount of Total Offering	" $1,000,000,000 "

		Unit Price	 $107.89

		Underwriting Spread or Commission	0.88%

		Maturity Date	5/1/2045

		Total Par Value of Bonds Purchased	" 20,000 "

		Dollar Amount of Purchases	" $21,578 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.002%

		Percentage of Portfolio Assets
		Applied to Purchase	0.009%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Goldman Sachs and Co.

		Underwriting Syndicate Members	"Goldman, Sachs & Co., Citigroup,
 Morgan Stanley, HSBC, Barclays, JPMorgan, Mizuho Securities, RBC Capital Markets, UBS Investment Bank, BofA Merrill Lynch, BNP Paribas, Credit Suisse,
 Deutsche Bank Securities, MUFG, SMBC Nikko, Wells Fargo Securities, Academy Securities"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Transcanada Corp.

		Title of Security	Transcanada Corp.

		Date of First Offering	11/02016

		Amount of Total Offering	" $2,389,837,500.00 "

		Unit Price	 $43.65

		Underwriting Spread or Commission	1.90%

		Number of Shares Purchased	"5,860"

		Dollar Amount of Purchases	" $255,789 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.0170%

		Percentage of Portfolio Assets
		Applied to Purchase	0.1130%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	BMO Capital Markets Corp.

		Underwriting Syndicate Members	"TD Securities, BMO Capital Markets,
RBC Capital Markets, Barclay Capital Canada Inc., Citigroup Global Markets
 Canada Inc., Credit Suisse, Deutsche Bank Securities Canada Lt., HSBC
Securities (Canada) Inc., JP Morgan Securities Canada Inc., Wells Fargo
Securities Canada Ltd., GMP Securities, CIBC World Markets Inc., Merrill
Lynch Capital Canada Inc., Scotia Capital Inc., Mizuho Securities USA Inc.,
 Peters & Co. Ltd., National Bank Financial Inc."


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Entergy Corp.

		Title of Security	ETR 2.95%  2026

		Date of First Offering	8/16/2016

		Amount of Total Offering	" $750,000,000 "

		Unit Price	 $99.775

		Underwriting Spread or Commission	0.65%

		Maturity Date	9/1/2026

		Total Par Value of Bonds Purchased	" $45,000 "

		Dollar Amount of Purchases	" $44,899 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.006%

		Percentage of Portfolio Assets
		Applied to Purchase	0.002%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Morgan Stanley and Co.

		Underwriting Syndicate Members	"Barclays, Citigroup, JPMorgan,
 Morgan Stanley, BNP Paribas, Mizuho Securities, MUFG, Scotiabank"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Crown Castle International Corp.

		Title of Security	CCI 2.25%  2021

		Date of First Offering	8/22/2016

		Amount of Total Offering	" $700,000,000 "

		Unit Price	 $99.972

		Underwriting Spread or Commission	0.60%

		Maturity Date	9/1/2021

		Total Par Value of Bonds Purchased	" $95,000 "

		Dollar Amount of Purchases	" $94,973 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.014%

		Percentage of Portfolio Assets
		Applied to Purchase	0.042%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Citigroup Global Markets

		Underwriting Syndicate Members	"BofA Merrill Lynch, Citigroup,
 Fifth Third Securities, MUFG, SMBC Nikko, Barclays, Credit Agricole CIB, JPMorgan, Mizuho Securities, Morgan Stanley, RBC Capital Markets, SunTrust
 Robinson Humphrey, TD Securities, Citizens Capital Markets, Inc., Societe Generale, Wells Fargo Securities, PNC Capital Markets LLC"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Bank of Montreal

		Title of Security	BMO 1.90%  2021

		Date of First Offering	8/24/2016

		Amount of Total Offering	" $2,000,000,000 "

		Unit Price	 $99.811

		Underwriting Spread or Commission	0.35%

		Maturity Date	8/27/2021

		Total Par Value of Bonds Purchased	" $205,000 "

		Dollar Amount of Purchases	" $204,613 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.010%

		Percentage of Portfolio Assets
		Applied to Purchase	0.090%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	BMO Capital Markets Corp.

		Underwriting Syndicate Members	"BMO Capital Markets, JPMorgan,
Morgan Stanley, UBS Investment Bank, Barclays, BofA Merrill Lynch, Citigroup,
 Credit Suisse, Deutsche Bank Securities, Goldman, Sachs & Co., HSBC, Lloyds Securities, Wells Fargo Securities"


		Name of Portfolio	Mid Cap Growth
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	"Acadia Pharmaceuticals, Inc. (ACAD)"

		Title of Security	"Acadia Pharmaceuticals, Inc. (ACAD)"

		Date of First Offering	8/10/2016

		Amount of Total Offering	" $199,999,998 "

		Unit Price	 $33.00

		Underwriting Spread or Commission	1.980000

		Number of Shares Purchased	"34,800"

		Dollar Amount of Purchases	" $1,148,400 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.5740%

		Percentage of Portfolio Assets
		Applied to Purchase	0.3330%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Goldman Sachs and Co.

		Underwriting Syndicate Members	"J.P. Morgan/Goldman, Sachs & Co./
BofA Merrill Lynch/Cowen and Company/Piper Jaffray/Needham & Company"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Air Liquide Finance

		Title of Security	AIFP 1.75%  2021

		Date of First Offering	9/22/2016

		Amount of Total Offering	" $1,000,000,000 "

		Unit Price	 $99.463

		Underwriting Spread or Commission	0.23%

		Maturity Date	9/27/2021

		Total Par Value of Bonds Purchased	" $200,000 "

		Dollar Amount of Purchases	" $198,926 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.020%

		Percentage of Portfolio Assets
		Applied to Purchase	0.088%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	HSBC Securities Inc.

		Underwriting Syndicate Members	"Barclays Bank PLC, BNP Paribas,
 Citigroup Inc., Credit Agricole Securities USA Inc., HSBC Securities, JPMorgan, Mitsubishi UFJ Financial, Mizuho Securities USA Inc., Natixis Securities North
America, RBS Securities Corp."


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	"Altria Group, Inc."

		Title of Security	MO 3.875%  2046

		Date of First Offering	9/13/2016

		Amount of Total Offering	" $1,500,000,000 "

		Unit Price	 $99.515

		Underwriting Spread or Commission	0.88%

		Maturity Date	9/16/2046

		Total Par Value of Bonds Purchased	" $35,000 "

		Dollar Amount of Purchases	" $34,830 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.002%

		Percentage of Portfolio Assets
		Applied to Purchase	0.015%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Deutsche Bank Securities

		Underwriting Syndicate Members	"Deutsche Bank Securities,
Goldman, sachs & Co., Mizuho Securities, Morgan Stanley, Barclays, Citigroup,
 HSBC, JPMorgan, Santander, Scotiabank, US Bancorp, Wells Fargo Securities, Credit Suisse, Loop Capital Markets The Williams Capital Group, L.P."


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	American Tower Corp.

		Title of Security	AMT 3.125%  2027

		Date of First Offering	9/28/2016

		Amount of Total Offering	" $400,000,000 "

		Unit Price	 $99.983

		Underwriting Spread or Commission	0.65%

		Maturity Date	1/15/2027

		Total Par Value of Bonds Purchased	" $120,000 "

		Dollar Amount of Purchases	" $119,920 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.003%

		Percentage of Portfolio Assets
		Applied to Purchase	0.053%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	BofA Merrill Lynch

		Underwriting Syndicate Members	"BofA Merrill Lynch, Citigroup,
Credit Agricole CIB, JPMorgan, Morgan Stanley, Barclays, BBVA, BNP Paribas, EA Markets, Goldman, Sachs & Co., Mizuho Securities, RBC Capital Markets, Santander, TD Securities, Commerzbank, Fifth Third Securities, HSBC, Scotiabank,
Societe Generale, SMBC Nikko"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	"Gilead Sciences, Inc."

		Title of Security	GILD 2.95%  2027

		Date of First Offering	9/15/2016

		Amount of Total Offering	" $1,250,000,000 "

		Unit Price	 $99.974

		Underwriting Spread or Commission	0.45%

		Maturity Date	3/1/2027

		Total Par Value of Bonds Purchased	" $195,000 "

		Dollar Amount of Purchases	" $194,949 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.016%

		Percentage of Portfolio Assets
		Applied to Purchase	0.086%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	BofA Merrill Lynch

		Underwriting Syndicate Members	"BofA Merrill Lynch, JPMorgan,
HSBC, Mizuho Securities, SMBC Nikko, Citigroup, Morgan Stanley, MUFG, RBC
 Capital  Markets, US Bancorp, Lazard, Evercore, The Williams Capital
Group, L.P.,
J.Wood Capital Advisors"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Magellan Midstream Partners LP

		Title of Security	MMP 4.25%  2046

		Date of First Offering	9/6/2016

		Amount of Total Offering	" $500,000,000 "

		Unit Price	 $98.762

		Underwriting Spread or Commission	0.88%

		Maturity Date	9/15/2046

		Total Par Value of Bonds Purchased	" $10,000 "

		Dollar Amount of Purchases	" $9,876 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.002%

		Percentage of Portfolio Assets
		Applied to Purchase	0.004%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Citigroup Global Markets

		Underwriting Syndicate Members	"JPMorgan, Citigroup, Mizuho
Securities, RBC Capital Markets, Barclays, PNC Capital Markets LLC, SMBC Nikko, SunTrust Robinson Humphrey, US Bancorp, Wells Fargo Securities"



		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Shell International Finance BV

		Title of Security	RDSALN 3.75%  2046

		Date of First Offering	9/7/2016

		Amount of Total Offering	" $1,250,000,000 "

		Unit Price	 $99.536

		Underwriting Spread or Commission	0.43%

		Maturity Date	9/12/2046

		Total Par Value of Bonds Purchased	" $29,000 "

		Dollar Amount of Purchases	" $28,865 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.002%

		Percentage of Portfolio Assets
		Applied to Purchase	0.013%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Goldman Sachs and Co.

		Underwriting Syndicate Members	"Citigroup, Goldman Sachs, JPMorgan"


		Name of Portfolio	Aggressive Growth
		Name of Subadviser	Wells Capital Management

		Name of Issuer	Elf Beauty (ELF)

		Title of Security	Elf Beauty (ELF)

		Date of First Offering	9/22/2016

		Amount of Total Offering	" $199,999,998 "

		Unit Price	 $17.00

		Underwriting Spread or Commission	7.000000

		Number of Shares Purchased	12

		Dollar Amount of Purchases	" $1,564 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.0110%

		Percentage of Portfolio Assets
		Applied to Purchase	0.0010%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Morgan Stanley

		Underwriting Syndicate Members


		Name of Portfolio	Fundamental Growth
		Name of Subadviser	Wells Capital Management

		Name of Issuer	"Extraction Oil and Gas, Inc. (XOG)"

		Title of Security	"Extraction Oil and Gas, Inc. (XOG)"

		Date of First Offering	10/12/2016

		Amount of Total Offering	" $633,333,327 "

		Unit Price	 $19.00

		Underwriting Spread or Commission	5.050000

		Number of Shares Purchased	950

		Dollar Amount of Purchases	" $18,050 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.0029%

		Percentage of Portfolio Assets
		Applied to Purchase	0.0012%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Barclays

		Underwriting Syndicate Members


		Name of Portfolio	Aggressive Growth
		Name of Subadviser	Wells Capital Management

		Name of Issuer	"Camping World Holdings, Inc. - A (CWH)"

		Title of Security	"Camping World Holdings, Inc. - A (CWH)"

		Date of First Offering	10/7/2016

		Amount of Total Offering	" $249,999,992 "

		Unit Price	 $22.00

		Underwriting Spread or Commission	6.640000

		Number of Shares Purchased	"1,925"

		Dollar Amount of Purchases	" $42,350 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.0169%

		Percentage of Portfolio Assets
		Applied to Purchase	0.0046%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Goldman Sachs

		Underwriting Syndicate Members


		Name of Portfolio	Fundamental Growth
		Name of Subadviser	Wells Capital Management

		Name of Issuer	"Camping World Holdings, Inc. - A (CWH)"

		Title of Security	"Camping World Holdings, Inc. - A (CWH)"

		Date of First Offering	10/7/2016

		Amount of Total Offering	" $249,999,992 "

		Unit Price	 $22.00

		Underwriting Spread or Commission	6.640000

		Number of Shares Purchased	"2,950"

		Dollar Amount of Purchases	" $64,900 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.0260%

		Percentage of Portfolio Assets
		Applied to Purchase	0.0046%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Goldman Sachs

		Underwriting Syndicate Members